Exhibit 10.1

AMENDMENT NO. 5 TO CREDIT AGREEMENT

                      This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 10, 2006 by and among PLAYTEX PRODUCTS, INC., a Delaware corporation (“Borrower”), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE Capital”), for itself as a Lender and as Agent, and the Requisite Lenders signatory hereto.  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Annex A to the Credit Agreement (as hereinafter defined), as amended hereby.

R E C I T A L S:

                      WHEREAS, Borrower, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement, dated as of February 19, 2004 (as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”); and

                      WHEREAS, the parties to the Credit Agreement have agreed to amend the Credit Agreement as set forth herein.

                      NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1          Amendment. The Credit Agreement is hereby amended by amending and restating the definition of the term “Change of Control” in Annex A to the Credit Agreement to read in its entirety as follows:

“Change of Control” means any event, transaction or occurrence as a result of which (a) a “Change in Control” (as defined in the Senior Subordinated Note Documents) shall have occurred; or (b) a “Change of Control” (as defined in the Senior Secured Note Documents) shall have occurred.

          2          Conditions to Effectiveness.  This Amendment shall be effective on the date on which this Amendment shall have been duly executed and delivered by the Borrower, each other Credit Party party hereto, Agent and the Requisite Lenders.

          3          Representations and Warranties.  In order to induce the Agent and the Lenders to enter into this Amendment, Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

            (a)          the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms;

           (b)          upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby;

           (c)          Neither the execution, delivery and performance of this Amendment by each Credit Party nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of such Credit Party’s certificate or articles of incorporation or bylaws, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof or which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and

(d) no Default or Event of Default exists or will result after giving effect to this Amendment and the transactions contemplated hereby.

          4          Miscellaneous.

                      4.1          Effect; Ratification.

(a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

           (b)          The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

           (c)          Each Credit Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and Requisite Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

                      4.2          Counterparts and Signatures by Fax.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.  Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

                      4.3          Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                      4.4          Loan Document.  This Amendment shall constitute a Loan Document.

                      4.5          Costs And Expenses.  As provided in Section 1.3(e) of the Credit Agreement, Borrower agrees to reimburse Agent for all reasonable and documented out-of-pocket fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment (it being understood and agreed that the documentation of counsel’s fees and expenses may omit information that such counsel reasonably deems privileged).

                      4.6          Reaffirmation.  Each of the Credit Parties signatory hereto as Guarantor hereby acknowledges and reaffirms all of its obligations and undertakings under each of the Loan Documents to which it is a party and acknowledges and agrees that subsequent to, and after taking account of the provisions of this Amendment, each such Loan Document is and shall remain in full force and effect in accordance with the terms thereof.

                      4.7          GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

[Remainder of Page Intentionally Left Blank]
[Signature Pages Follow]

                      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

PLAYTEX PRODUCTS, INC., a Delaware corporation, as Borrower

By:	/s/ JOHN J. MCCOLGAN

Name:	John J. McColgan
Title:	VP–Corporate Controller

PLAYTEX SALES & SERVICES, INC., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN

Name:	John J. McColgan
Title:	VP-Finance & Treasurer

PLAYTEX MANUFACTURING, INC., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN

Name:	John J. McColgan
Title:	Treasurer

PLAYTEX INVESTMENT CORP., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN

Name:	John J. McColgan
Title:	VP & Treasurer

PLAYTEX INTERNATIONAL CORP., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN

Name:	John J. McColgan
Title:	VP & Treasurer

SIGNATURE PAGE TO
AMENDMENT NO. 5 TO CREDIT AGREEMENT

TH MARKETING CORP., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN

Name:	John J. McColgan
Title:	VP & Treasurer

SMILE-TOTE, INC., a California corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN

Name:	John J. McColgan
Title:	VP & Treasurer

SUN PHARMACEUTICALS CORP., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN

Name:	John J. McColgan
Title:	Treasurer & CFO

PERSONAL CARE GROUP, INC., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN

Name:	John J. McColgan
Title:	VP-Finance & Treasurer

PERSONAL CARE HOLDINGS, INC., a Delaware corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN

Name:	John J. McColgan
Title:	VP-Finance & Treasurer

CAREWELL INDUSTRIES, INC., a New York corporation, as a Guarantor

By:	/s/ JOHN J. MCCOLGAN

Name:	John J. McColgan
Title:	VP-Finance & Treasurer

SIGNATURE PAGE TO
AMENDMENT NO. 5 TO CREDIT AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

Name:	/s/ THOMAS BECK

Its Duly Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 5 TO CREDIT AGREEMENT